FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                 (Date of earliest event reported)
                          November 8, 1999



                       US Airways Group, Inc.
                 (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                 (Commission file number: 1-8442)

    (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                       US Airways Group, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-5306
       (Registrant's telephone number, including area code)



                          US Airways, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)















Item 5. Other Events

     On November 8, 1999, Rakesh Gangwal, President and Chief Executive Officer of US Airways Group, Inc. (US Airways Group or the Company) and US Airways, Inc. (US Airways) and other US Airways representatives met with analysts at a conference in New York to discuss the Company. At the conference, US Airways disclosed its projected fleet plan for 2001 which is disclosed below:

                         12/31/01
Fleet                     Fleet
Type                      Count
----                      -----
A-330                      12
B767-200                    8
B757-200                   34
B737-300/400              139
MD-80                      19
B737-200                   42
F-100                      40
A-319/320                 140
                          ---
Total Aircraft            434


     Certain of the information set forth in this report should be considered "forward-looking information," which is subject to a number of risks and uncertainties. The preparation of forward-looking information requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside the Company's control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking information include: economic conditions, labor costs, financing costs, aviation fuel costs, competitive pressures on product pricing-particularly from lower-cost competitors, weather conditions, government legislation, consumer perceptions of the Company's products, demand for air transportation in the markets in which the Company operates, disruptions relating to labor negotiations, other operational matters discussed herein and other risks and uncertainties listed from time to time in the Company's reports to the SEC. Other factors and assumptions not identified above are also involved in the preparation of forward-looking information, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or in other factors affecting such estimates.








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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                US Airways Group, Inc. (REGISTRANT)

                                /s/ Anita P. Beier
Date: November 9, 1999      By: --------------------------------
                                Anita P. Beier
                                Vice President and Controller
                                (Chief Accounting Officer)


                                US Airways, Inc. (REGISTRANT)

                                /s/ Anita P. Beier
Date: November 9, 1999       By: --------------------------------
                                Anita P. Beier
                                Vice President and Controller
                                (Chief Accounting Officer)














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